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                                                                   EXHIBIT 10.13


                         Hydril Company Restoration Plan


                                TABLE OF CONTENTS

ARTICLE I.  SCOPE OF PLAN.........................................................................................1
     1.01. Purpose................................................................................................1
     1.02. Sources of Payments....................................................................................1

ARTICLE II.  DEFINITIONS..........................................................................................2
     2.01. 401(k) Deferral Restoration Account....................................................................2
     2.02. 401(k) Match Restoration Account.......................................................................2
     2.03. 401(k) Plan............................................................................................2
     2.04. Accounts...............................................................................................2
     2.05. Accrued Benefit........................................................................................2
     2.06. Affiliate..............................................................................................2
     2.07. Compensation...........................................................................................2
     2.08. Beneficiary............................................................................................2
     2.09. Board of Directors.....................................................................................2
     2.10. Change of Ownership....................................................................................3
     2.11. Code...................................................................................................3
     2.12. Company................................................................................................3
     2.13. Company Discretionary Account..........................................................................3
     2.14. Credits................................................................................................3
     2.15. Early Retirement Date..................................................................................3
     2.16. Effective Date.........................................................................................3
     2.17. Employee...............................................................................................3
     2.18. ERISA..................................................................................................4
     2.19. Normal Retirement Date.................................................................................4
     2.20. Notice of Discontinuance...............................................................................4
     2.21. Participant............................................................................................4
     2.22. Plan...................................................................................................4
     2.23. Plan Year..............................................................................................4
     2.24. Salary Reduction Agreement.............................................................................4
     2.25. Trust..................................................................................................4
     2.26. Trust Agreement........................................................................................4
     2.27. Trustee................................................................................................4

ARTICLE III.  ELIGIBILITY AND PARTICIPATION.......................................................................5
     3.01. Qualified Individuals..................................................................................5
     3.02. Participants...........................................................................................5

ARTICLE IV.  CREDITS..............................................................................................6
     4.01.  Salary Reduction Agreements...........................................................................6
      (a) In General..............................................................................................6
      (b) Initial Elections to Defer Compensation.................................................................6
      (c) Term of Salary Reduction Agreement......................................................................6
      (d) Discontinuance of Salary Reduction Agreement............................................................6
      (e) Modification of Salary Reduction Agreements.............................................................7

     4.02. 401(k) Deferral Restoration Account Credits............................................................7
     4.03. 401(k) Match Restoration Account Credits...............................................................7
     4.04. Company Discretionary Accounts.........................................................................7

ARTICLE V.  HYPOTHETICAL INVESTMENT OPTIONS.......................................................................8
     5.01. In General.............................................................................................8
     5.02. Comparable Funds.......................................................................................8
     5.03. Value of Accounts......................................................................................8
     5.04. Dividend Credits.......................................................................................8
     5.05. Hypothetical Investment Elections......................................................................8
     5.06. Pro Rata Allocation....................................................................................8
     5.07. No Warranties..........................................................................................9
     5.08. Effective Date.........................................................................................9

ARTICLE VI.  VESTING.............................................................................................10
     6.01.  401(k) Deferral Restoration Account..................................................................10
     6.02.  401(k) Match Restoration Account.....................................................................10

ARTICLE VII.  BENEFITS...........................................................................................11
     7.01.  Commencement of Payment..............................................................................11
     7.02.  Form of Payments.....................................................................................11
     7.03.  Hardship Benefits....................................................................................11
     7.04.  Disability Benefits..................................................................................12
     7.05.  Death Benefits.......................................................................................12
     7.06.  Designation of Beneficiary...........................................................................12
     7.07.  Termination Benefit..................................................................................13
     7.08.  Retirement Benefits..................................................................................13

ARTICLE VIII.  ADMINISTRATION....................................................................................14
     8.01  Responsibilities and Powers of the Company............................................................14
     8.02  Outside Services......................................................................................14
     8.03. Statements............................................................................................14
     8.04. Payment Schedules.....................................................................................14
     8.05. Expenses..............................................................................................14

ARTICLE IX.  AMENDMENT AND TERMINATION...........................................................................15
     9.01.  Amendment............................................................................................15
     9.02.  Termination..........................................................................................15

ARTICLE X.  MISCELLANEOUS PROVISIONS.............................................................................16
     10.01. Inalienability of Benefits...........................................................................16
     10.02. No Right of Employment...............................................................................16
     10.03. Indemnification......................................................................................16
     10.04. Notice...............................................................................................16
     10.05. Construction.........................................................................................16
     10.06. Headings.............................................................................................17



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
     10.07. Severability.........................................................................................17
     10.08. Governing Law........................................................................................17
     10.09. Counterparts.........................................................................................18

SALARY REDUCTION AGREEMENT FORM                                                                           EXHIBIT A

BENEFIT PAYMENT FORM                                                                                      EXHIBIT B

INITIAL HYPOTHETICAL INVESTMENT FORM                                                                      EXHIBIT C

401(k) PLAN TRANSFER FORM                                                                                 EXHIBIT D

BENEFICIARY DESIGNATION FORM                                                                              EXHIBIT E

NOTICE OF DISCONTINUANCE FORM                                                                             EXHIBIT F

MODIFIED SALARY REDUCTION AGREEMENT FORM                                                                  EXHIBIT G

                            ARTICLE I. SCOPE OF PLAN.


1.01. PURPOSE.

This Plan is intended to be an unfunded and nonqualified deferred compensation arrangement that will provide deferred compensation benefits to a select group of management or highly compensated employees of Hydril Company for the purposes of Title I of ERISA.

The Plan is established and maintained by the Company solely for the purpose of providing benefits for eligible employees in excess of the limitations on benefits imposed by Code Sections 401(a)(4), 401(a)(17), 401(k), 401(m), 402(g)
and 415 on plans to which any of those sections apply.

1.02. SOURCES OF PAYMENTS.

The right of the Participant or his designated beneficiary to receive a distribution of his Accounts hereunder or any benefit payment shall be an unsecured claim against the general assets of the Company, and neither the Participant nor his designated beneficiary shall have any rights in or against the Trust described below, or any other specific assets of the Company.

The Company will establish a trust and make contributions to the Trust in order to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan. The Trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Code. Except as otherwise provided in the Trust Agreement, the Trustee shall make payments to the Plan participants and their beneficiaries in such manner and at such times as specified in the Plan and the Trust Agreement. The Trust assets are subject to the claims of the Company's creditors in the event of the Company's insolvency or bankruptcy, pursuant to the terms of the Trust Agreement. The Company intends that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of ERISA.

Benefits payable to Plan participants and their beneficiaries under the Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, levy, execution or other legal or equitable process.

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                            ARTICLE II. DEFINITIONS.


As used in the Plan, the following terms have the meanings set forth below, unless a different meaning is plainly required by the context.

2.01. 401(k) DEFERRAL RESTORATION ACCOUNT

shall mean the separate account, if any, that may be established for a Participant pursuant to Section 4.02 of this Plan.

2.02. 401(k) MATCH RESTORATION ACCOUNT

shall mean the separate account, if any, that may be established for a Participant pursuant to Section 4.03 of this Plan.

2.03. 401(k) PLAN

shall mean the Hydril Company Savings Plan.

2.04. ACCOUNTS

shall mean a Participant's 401(k) Deferral Restoration Account, and 401(k) Match Restoration Account.

2.05. ACCRUED BENEFIT

shall mean the value of all Credits to a Participant's Accounts and due and owing to the Participant or his beneficiaries pursuant to the terms of this Plan, minus any distributions hereunder.

2.06. AFFILIATE

shall mean any business entity that has adopted the 401(k) Plan and of which Hydril Company owns more than fifty percent (50%).

2.07. COMPENSATION

shall mean wages within the meaning of Code Section 3401(a) and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Code Sections 6041(d) and 6051(a)(3), except the following amounts shall be excluded: amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that at the time of the payment it is reasonable to believe that these amounts are deductible by the Employee under Code Section 217. Compensation under this definition must be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

2.08. BENEFICIARY

shall mean a person or persons designated by a Participant to receive benefits hereunder upon the death of such Participant.

2.09. BOARD OF DIRECTORS

shall mean the board of directors of Hydril Company.

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2.10. CHANGE OF OWNERSHIP

shall be conclusively deemed to have occurred if (and only if) any of the following events shall have occurred: (a) after the date the Plan is approved by the Board any "person" (as such term is used in Sections 13(d) and 14(d) of the United Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act")), other than a person who is a Nonemployee Director of the Company on the date the Plan is approved by the Board or any person controlled by such a Nonemployee Director, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding voting securities without prior approval of at least two-thirds of the members of the Board in office immediately prior to such person's attaining such percentage interest; (b) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately prior to such transaction or event thereafter constitute less than a majority of the members of the board of directors or comparable governing body of the entity that is the survivor of such transaction or event or, in the case of a sale of assets, the entity that is the successor to the business of the Company; or (c) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (including for this purpose any new member whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the members then still in office who were members at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

2.11. CODE

shall mean the Internal Revenue Code of 1986, as amended.

2.12. COMPANY

shall mean Hydril Company (incorporated in the state of Delaware), and its successors and assigns.

2.13. COMPANY DISCRETIONARY ACCOUNT

shall mean the separate account, if any, that may be established for a Participant pursuant to Section 4.04

2.14. CREDITS

shall represent the value of benefits payable to a Participant under the terms of this Plan (whether vested or unvested) and credited pursuant to Article IV by the Participant or the Company, prior to the conversion of the credits into stock units pursuant to Section 5.03.

2.15. EARLY RETIREMENT DATE

shall mean the same as Normal Retirement Date.

2.16. EFFECTIVE DATE

shall mean the first day of January, 2001, which is the effective date of this Plan.

2.17. EMPLOYEE

shall mean any employee of the Company or any Affiliate.

2.18. ERISA

shall mean the Employee Retirement Income Security Act of 1974, as amended.

2.19. NORMAL RETIREMENT DATE

shall mean the date on which the Employee attains age 60.

2.20. NOTICE OF DISCONTINUANCE

shall mean the written notice filed with the controller of the Company in substantially the form attached hereto as Exhibit F, requesting the discontinuance of the deferral of the Employee's Compensation.

2.21. PARTICIPANT

shall mean an Employee or former Employee who has an Accrued Benefit under this Plan, and/or any Employee who is eligible to participate in the Plan and elected to do so pursuant to Section 3.02.

2.22. PLAN

shall mean the Hydril Company Restoration Plan as set forth herein, effective as of the first day of January, 2001, and as it may be amended from time to time.

2.23. PLAN YEAR

shall mean the 12-consecutive month period ending on December 31.

2.24. SALARY REDUCTION AGREEMENT

shall mean the agreement between the Company and the Participant pursuant to
Section 4.01 of this Plan. The form for such Agreement is Exhibit A.

2.25. TRUST

shall mean the Trust established pursuant to Section 1.02 of the Plan.

2.26. TRUST AGREEMENT

shall mean the agreement between the Company and the Trustee establishing the Trust pursuant to Section 1.02 of the Plan.

2.27. TRUSTEE

shall mean Trustee of the Trust established pursuant to Section 1.02 of the Plan.

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                  ARTICLE III. ELIGIBILITY AND PARTICIPATION.


3.01. QUALIFIED INDIVIDUALS.

A Qualified Individual shall be any individual that is an Employee who is the President, a Tier 2 executive, or certain select Tier 3 employees.

3.02. PARTICIPANTS.

Qualified Individuals who have been designated as eligible to participate under the Plan may elect to become a Participant under the Plan by filing a written notice with the Company, in the form prescribed by the terms of the Plan.

                              ARTICLE IV. CREDITS.


4.01. SALARY REDUCTION AGREEMENTS.

(a) IN GENERAL. Any Qualified Individual eligible to participate in this Plan may elect to defer annually the receipt of a portion of the Compensation otherwise payable to him by the Company or any Affiliate, which portion shall be designated by him as a percentage of his Compensation, and such percentage shall not exceed the amount equal to 15% of his Compensation that is regular base pay and 100% of bonuses that would otherwise be paid to the Participant by the Employer in cash. This election shall be made by filing a Salary Reduction Agreement with the Company. Under this Salary Reduction Agreement the Participant agrees to accept a reduction in his Compensation and the Company agrees to credit on his behalf the amount of such reduction to this Plan.

Salary Reduction Agreements shall be executed on the form specified by the Plan, a copy of which is attached as Exhibit A, and shall continue in effect until revoked or amended in accordance with the terms of the Plan. Salary Reduction Agreements shall be signed by the Participant and delivered to the Administrative Committee of the Company within the period permitted under the terms of this Article.

(b) INITIAL ELECTIONS TO DEFER COMPENSATION. For Qualified Individuals who are Participants as of the effective date of this Plan, a Salary Reduction Agreement pertaining to regular base pay must be delivered to the Administrative Committee at 3300 North Sam Houston Parkway East, Houston, Texas 77032-3411 by March 31, 2001. The first salary reduction and Credit to each Participant's 401(k) Deferral Restoration Account shall be for the pay period beginning on or about April 1, 2001. A Salary Reduction Agreement pertaining to bonuses must be delivered to the Administrative Committee at 3300 North Sam Houston Parkway East, Houston, Texas 77032-3411 by the December 31 prior to the calendar year in which the bonus will be paid.

For Qualified Individuals who become eligible to participate in the Plan subsequent to the Plan's effective date, their initial Salary Reduction Agreement pertaining to regular base pay must be delivered to the Administrative Committee at the above address within thirty (30) days of the date of their eligibility to participate in the Plan or they will have to wait until subsequent annual enrollment. The initial Salary Reduction Agreement for each Participant will become effective on the first day of the month following the date the Salary Reduction Agreement is delivered to the Administrative Committee. A Salary Reduction Agreement pertaining to bonuses must be delivered to the Administrative Committee at 3300 North Sam Houston Parkway East, Houston, Texas 77032-3411 by the December 31 prior to the calendar year in which the bonus will be paid.

(c) TERM OF SALARY REDUCTION AGREEMENT. All elections to defer Compensation shall continue, pursuant to the Salary Reduction Agreement, until:

         (i) the Participant's employment with the Employer and any Affiliate terminates because of the Participant's death, early retirement, normal retirement, disability, or any other cause; or

         (ii) the Salary Reduction Agreement is discontinued as provided in paragraph (d) below; or

         (iii) the Salary Reduction Agreement is modified as provided in paragraph (e) below.

(d) DISCONTINUANCE OF SALARY REDUCTION AGREEMENT. In the event of an unforeseeable emergency that qualifies as a Financial Hardship (as defined in Section 7.03) a Participant may discontinue his Salary Reduction Agreement for the remainder of any calendar year by delivering a Notice of Discontinuance to the Administrative Committee, which Notice is attached hereto as Exhibit E. A Notice of Discontinuance shall be delivered at least twenty (20) days prior to its effective date, which effective date shall be the first day of the month next following timely notice. A Notice of Discontinuance shall apply only with respect to the Participant's Compensation attributable to services not yet performed. Any Participant who discontinues his Salary Reduction Agreement shall not be allowed to defer any more compensation for the remainder of the calendar year in which the discontinuance occurs. A Participant must timely submit a new Salary Reduction Agreement Form to make deferrals in calendar years following the calendar year of a Financial Hardship.

(e) MODIFICATION OF SALARY REDUCTION AGREEMENTS. A Participant will be allowed to change the amount of his Salary Reduction Agreement once a year. Any modification of a Participant's Salary Reduction Agreement will be delivered to the Administrative Committee by December 15th of any calendar year, and will be effective for the following calendar year. A copy of the Salary Reduction Agreement Form is attached as Exhibit A.

4.02. 401(k) DEFERRAL RESTORATION ACCOUNT CREDITS.

The amount being credited on behalf of a Participant pursuant to paragraph (a) of Section 4.01 shall be credited to the Participant's 401(k) Deferral Restoration Account. Such Credits shall be made as of the date on which the amount being credited would have been otherwise paid to the Participant.

4.03. 401(k) MATCH RESTORATION ACCOUNT CREDITS.

A Participant's 401(k) deferrals means the maximum permissible deferrals under the 401(k) Plan, regardless of whether or not the Participant actually made a deferral election. A Participant's 401(k) Matching Contribution means the maximum permissible matching contribution under the 401(k) Plan, assuming maximum deferrals under the 401(k) Plan (regardless of whether or not the Participant actually made a deferral election). For each Plan Year, each Participant shall receive Credits to his 401(k) Match Restoration Account, of a percentage of such Participant's 401(k) deferrals (as defined above), plus a percentage of deferrals under this Plan up to an amount equal to 6% of Compensation, less such Participant's 401(k) Matching Contribution (as defined above).

4.04.COMPANY DISCRETIONARY ACCOUNTS.

From time to time, at the Company's discretion, it may elect to make Credits to a Participant's Company Discretionary Account.

                   ARTICLE V. HYPOTHETICAL INVESTMENT OPTIONS.


5.01. IN GENERAL.

All Credits to a Participant's Accounts shall be allocated among one or more of the Hypothetical Investment Options determined from time to time by the Company in its sole discretion.

5.02. COMPARABLE FUNDS.

Each Hypothetical Investment Option, shall have a comparable investment fund, which fund shall be an open-ended investment company registered under the Investment Company Act of 1940, as amended ("Comparable Fund").

5.03. VALUE OF ACCOUNTS.

Amounts credited to each of a Participant's Accounts shall be allocated to a Hypothetical Investment Option or Options pursuant to Section 5.05, and shall be converted into stock units having a value equal to the net asset value of the applicable Comparable Investment Fund or Funds as of the "purchase date". The purchase date is a date no later than ten (10) business days after the date of a Credit to any of a Participant's Accounts, except for Dividend Credits which are credited pursuant to Section 5.04 below. As of any given date, the total value of a Participant's Accounts shall be equal to the number of stock units of each Comparable Fund then in the Accounts multiplied by the net asset value of the applicable Comparable Fund or Funds, plus the dollar value of all Credits that have not be converted into stock units.

The Company has the right to change the Comparable Funds at its sole discretion, with reasonable notice to participants.

5.04. DIVIDEND CREDITS.

For each Hypothetical Investment Option in which the Participant participates, the Participant will receive additional Credits ("Dividend Credits") computed as follows: The Dividend Credits shall be computed as if all dividends paid on the Comparable Fund were reinvested in whole and fractional shares of the Comparable Fund on the payment date (the "purchase date" for Dividend Credits) at the Net Asset Value as of the date of record.

5.05. HYPOTHETICAL INVESTMENT ELECTIONS.

At the time the Participant files his initial Salary Reduction Agreement, the Participant shall file a Hypothetical Investment Form. The Initial Hypothetical Investment Form shall designate, in whole percentages, how his Credits will be allocated among each Hypothetical Investment Options. Thereafter, on or about the first business day of EACH CALENDAR QUARTER of each Plan Year, the Participant shall have the opportunity to reallocate his present Credits, and to file a Subsequent Hypothetical Investment Form for future Credits to his Accounts. A Subsequent Hypothetical Investment Form must be delivered to the Administrative Committee by the 15th day of the month preceding the start of the calendar quarter. The Initial Hypothetical Investment Form is attached as Exhibit C; the Subsequent is Exhibit F.

5.06. PRO RATA ALLOCATION.

All Stock Units of each Hypothetical Investment Option that have been allocated to a Participant shall be divided pro rata among the Participant's 401(k) Deferral Restoration Account and 401(k) Match Restoration Account, in accordance with the total credits to each Account, less withdrawals.

5.07. NO WARRANTIES.

Neither the Board of Directors nor the Company warrants or represents in any way that the value of each Participant's Accounts will increase and not decrease. Such Participant assumes all risk in connection with any change in such value.

5.08. EFFECTIVE DATE.

The effective date of the allocation of Participants' Credits to the Hypothetical Investment Options pursuant to Sections 5.01 through 5.07 is the earlier of (a) ten (10) business days after the date the Trust is established, or (b) 120 days from the date of the initial 401(k) Deferral Restoration Account Credit. Prior to this date, simple interest shall be credited to each Participant's account at a rate equal to the 3-year Treasury Note yield as of the week in which the 401(k) Deferral Restoration Account is first credited for any Participant.

                              ARTICLE VI. VESTING.


6.01. 401(k) DEFERRAL RESTORATION ACCOUNT.

Each Participant shall be one hundred percent (100%) vested, at all times, in the value of his 401(k) Deferral Restoration Account.

6.02. 401(k) MATCH RESTORATION ACCOUNT.

Each Participant shall be one hundred percent (100%) vested, at all times, in the value of his 401(k) Match Restoration Account.

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                             ARTICLE VII. BENEFITS.


7.01. COMMENCEMENT OF PAYMENT.

Benefits will commence thirty (30) days or one (1) year from any of the following events: a Participant's early retirement, a Participant's normal retirement, disability, death, Financial Hardship or termination of employment with the Company or in the event of a Change of Ownership of the Company. The date which is thirty (30) days or one (1) year following any of the above events is the Benefits Starting Date. The value of the Participant's Accrued Benefit will be paid to the Participant, or, if the Participant is deceased, his Beneficiary, pursuant to Section 7.02.

7.02. FORM OF PAYMENTS.

The Participant's Accrued Benefit shall be paid either (i) in a single lump sum within 30 days following the distribution event, (ii) in equal annual installments over a three (3) year, five (5) year or ten (10) year period beginning on the date which is 30 days following the distribution event, (iii) in a single lump sum one year after the distribution event, or (iv) in equal annual installments over a three (3) year, five (5) year or ten (10) year period, beginning one (1) year after the distribution event, as elected by the Participant.

Generally the benefit payment form elected by the Participant is irrevocable with respect to those deferrals, However, a Participant may elect a different form of payment one time, as long as the new election is filed with the Company no later than the December 31 that is at least one (1) year before the Plan Year in which occurs the Benefits Starting Date.

If the Participant is to receive his Accrued Benefit in the form of installment payments, the first installment shall commence on this Benefits Starting Date, and each installment thereafter shall be paid on the anniversary of his Benefits Starting Date. A Participant's remaining Accrued Benefit, after each installment, shall continue to receive Dividend Credits and to be valued pursuant to Article V. The amount of each installment for the three (3), five
(5) and ten (10) year installment payments shall be equal to his Accrued Benefit on the payment date multiplied by a fraction. The numerator of the fraction shall be one (1) and the denominator of the fraction shall be equal to the number of installments remaining to be paid, including the current installment.

All payments of the Participant's Accrued Benefit shall be paid in cash.

7.03. HARDSHIP BENEFITS.

In the event the Employee, or former Employee who is receiving a distribution of his Accrued Benefit pursuant to the installment method under Section 7.02, suffers a Financial Hardship (as hereinafter defined), the Company shall distribute to or utilize on behalf of the Employee as a hardship benefit (the "Hardship Benefit") any portion of the Employee's Accrued Benefit up to, but not in excess of, the Termination Benefit (as defined in section 7.07) to which the Employee would have been entitled as of the date a Hardship Benefit is distributed or utilized. Any Hardship Benefit shall be distributed or utilized at such times as the Company shall determine, and the Employee's Accrued Benefit shall be reduced by the amount so distributed and/or utilized. Financial Hardship shall mean a financial need of the Employee caused by an unforeseeable emergency. For purposes of this Section, an unforeseeable emergency is a severe financial hardship to the Participant resulting from a sudden or unexpected illness or accident of the Participant or of a dependent (as defined in Code
Section 152(a)) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

Payment under this Section shall not be made to the extent that such hardship is or may be relieved:

         (i) through reimbursement or compensation by insurance; or

         (ii) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause a severe financial hardship; or

         (iii) by cessation of deferrals under this Plan and/or the 401(k) Plan.

Withdrawals of amounts because of a Financial Hardship shall be made only to the extent reasonably needed to satisfy the Financial Hardship.

The Company, in its sole discretion, shall make the decision of whether or not, and to what extent, a Hardship Benefit is payable to the Participant, based on the facts and circumstances of the case. The Company's decision as to whether or not a Hardship Benefit is payable, and to what extent it is payable, shall be final, conclusive and binding on all persons.

Hardship Benefits shall be withdrawn first from a Participants' 401(k) Deferral Restoration Account, then, if required, from his 401(k) Match Restoration Account.

7.04. DISABILITY BENEFITS.

Notwithstanding any other provision hereof, the Employee shall be entitled to receive his Accrued Benefit hereunder prior to his Early Retirement Date or Normal Retirement Date, whichever applies, in any case in which it is determined by a duly licensed physician selected by the Company that, because of ill health, accident, disability or general inability because of age, the Employee is no longer able, properly and satisfactorily, to perform his regular duties as an Employee. The Employee's Accrued Benefit upon Disability shall be distributed to him, in the manner elected by the Employee, on his Benefits Starting Date pursuant to Section 7.02.

7.05. DEATH BENEFITS.

In the event of the Employee's death while in the employment of the Company, the Company shall pay to his Beneficiary his Accrued Benefit pursuant to Section 7.01, in a lump sum. If a Participant or former Participant dies after the commencement of benefit payments made in the form of annual installments pursuant to Section 7.02, the Participant's remaining Accrued Benefit shall be paid to his Beneficiary in a lump sum within 30 days of receiving notice of his death. Notice of a Participant's death shall be made by delivering to the Administrative Committee a certified copy of the Participant's death certificate.

7.06. DESIGNATION OF BENEFICIARY.

The Beneficiary of any Death Benefit payable under the Plan shall be the Participant's Spouse. Except, however, the Participant may designate a Beneficiary other than his Spouse if:

         (i) the Spouse has waived in writing his or her right to be the Participant's Beneficiary;

         (ii) the Participant has no Spouse; or

         (iii) the Spouse cannot be located.



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

If the Beneficiary of any Death Benefit is not the Spouse because one or more of the preceding conditions is satisfied, then the Participant's Beneficiary of any Death Benefit payable under this Plan shall be the same as provided by beneficiary designations to the Plan (see Beneficiary Designation Form, attached hereto as Exhibit D). If a Participant has failed to designate a Beneficiary or if the Beneficiary designated by a deceased Participant dies before him or before complete distribution of the Participant's benefits, such Participant's benefits shall be paid in accordance with the following order of priority:

         (i) to the Participant's surviving spouse, or if there be none surviving;

         (ii) to the Participant's estate.

The Beneficiary Designation Form is attached as Exhibit D.

7.07. TERMINATION BENEFIT.

In the event of the Employee's termination of employment before his Early Retirement Date for any reason, other than his disability or his death, the Company shall pay to the Employee, as compensation for services rendered prior to such termination, his Accrued Benefit pursuant to Section 7.02.

7.08. RETIREMENT BENEFITS.

The Company shall pay to any Participant who separates from service with the Company on or after his Early Retirement Date or Normal Retirement Date, his Accrued Benefit determined pursuant to Section 7.02.



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

                          ARTICLE VIII. ADMINISTRATION.


8.01 RESPONSIBILITIES AND POWERS OF THE COMPANY.

The Company shall be solely responsible for the operation and administration of the Plan and shall have all powers necessary and appropriate to carry out its responsibilities in operating and administering the Plan, including, but not limited to, the power to construe and interpret the Plan, and the power to remedy any ambiguities or inconsistencies in the Plan. Without limiting the generality of the foregoing, the Company shall have the responsibility and power to determine eligibility or participation in the Plan, whether a Credit should be made on behalf of a Participant, the amount of the Credit and the value of the amount so credited, and the Participant's nonforfeitable interest in his Accounts. The determination by the Company made in good faith as to any matter respecting the operation and administration of the Plan shall be conclusive and binding on all persons, including Participants and their Beneficiaries.

Also, the Company may, by action of its governing body, appoint an Administrative Committee consisting of more than one person who shall assist in the operation and administration of the Plan, except those responsibilities specifically delegated to other committees or bodies. All actions taken by the Administrative Committee shall be deemed actions taken by the Company, and the Company shall, alone, have responsibility in connection with such actions, except with respect to willful misconduct or gross negligence. The Company may appoint an Investment Committee to select the hypothetical investment elections.

8.02 OUTSIDE SERVICES.

The Company may engage counsel and such clerical, financial, investment, accounting, and other specialized services as the Company may deem necessary or desirable to the operation and administration of the Plan. The Company shall be entitled to rely upon any opinions, reports, or other advice furnished by counsel or other specialists engaged for such purposes and, in so relying, shall be fully protected in any action, determination, or omission taken or made in good faith.

8.03. STATEMENTS.

The Company shall cause to be furnished to each Participant a quarterly statement of his Accounts, which statements shall summarize for the period all Credits to each of his Accounts, the vested amount of each of his Accounts, the changes in his Accounts, and the starting and ending balance of his Accounts.

8.04. PAYMENT SCHEDULES.

The Company shall deliver to the Trustee a schedule that indicates the amounts payable in respect of each Participant (and his Beneficiary), that provides a formula or other instructions acceptable to the Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of such amounts. The Company shall also instruct the Trustee as to the amount or formula for calculating the amount of any withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan.

8.05. EXPENSES.

The Company shall pay all costs and expenses incurred in operating and administering the Plan.



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

                     ARTICLE IX. AMENDMENT AND TERMINATION.


9.01. AMENDMENT.

The Board of Directors and/or the Compensation Committee may amend the Plan at any time, without the consent of the Participants or their Beneficiaries, provided, however, that no amendment shall divest any Participant or Beneficiary of the credits to and value of his Account, or of any rights to his Account, which he would have been entitled if the Plan had been terminated immediately prior to the effective date of such amendment.

9.02. TERMINATION.

The Board of Directors may terminate the Plan at any time. Upon termination of the Plan, distributions of the value of a Participant's Accounts shall be made in the manner and at the time heretofore prescribed; provided no additional credits shall be made to the Account of a Participant following termination of the Plan other than Dividend Credits thereon credited pursuant to Article V.



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

                      ARTICLE X. MISCELLANEOUS PROVISIONS.


10.01. INALIENABILITY OF BENEFITS.

The Participant's interest in his Accounts, and any benefits payable to the Participant or his Beneficiary, may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, levy, execution or other legal or equitable process, and any attempt to do so shall be void. Any such benefit or interest shall not in any manner be liable for or subject to, voluntary or involuntary garnishment, attachment, execution, or levy, or reliable for or subject to the debts, contract, liabilities, engagements, or tort of any Participant or his Beneficiary. In the event that the Board of Directors finds that any Participant or his Beneficiary has become bankrupt or that any attempt has been made to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, garnish, attach, execute on or levy against any benefit payable under, or interest in, the Plan, the Board of Directors shall hold or apply such benefit or interest or any part thereof to or for the benefit of such Participant or his Beneficiary, his spouse, children, parents or other blood relatives, or any of them.

Furthermore, the Company has no right of offset with respect to any benefit payments hereunder for any debt, obligation or other liability representing an amount the Employee owes to the Company or an Affiliate.

10.02. NO RIGHT OF EMPLOYMENT.

Nothing contained herein nor any action taken under the provisions hereof shall be construed as a contract of employment for any term of years, nor as conferring upon the Employee any right to be retained in the employ of the Company in his present capacity, or any capacity.

10.03. INDEMNIFICATION.

The Company shall indemnify each Board of Directors member against any and all claims, loss, damages, expense (including reasonable counsel fees), and liability arising from any action, failure to act, or other conduct in the member's official capacity in regard to this Plan, except when due to a Board of Directors member's own gross negligence or willful misconduct.

10.04. NOTICE.

Any notice, consent or demand required or permitted to be given under the provisions of this Plan shall be in writing, and shall be signed by the person giving or making the same. If such notice, consent or demand is mailed to a Participant or a Beneficiary hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such person's last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of notice, consent or demand. Any Participant may change the address to which notice is to be sent by giving written notice of the same to the Company. Notice to the Company shall be delivered to the attention of the Administrative Committee.

10.05. CONSTRUCTION.

The terms defined in the Plan shall apply equally to both singular and plural. The masculine pronoun, whenever used, shall include the feminine. When used in the Plan, the words "hereof", "herein" and "hereunder" and words of similar import shall refer to the Plan as a whole and not to a particular provision of the Plan, unless otherwise specified.

10.06. HEADINGS.

The headings of this Plan are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

10.07. SEVERABILITY.

If any provision of this Plan is determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other provisions of this Plan.

10.08. GOVERNING LAW.

The Plan shall be governed, construed, regulated, and administered by the laws of the State of Texas.

10.09. COUNTERPARTS.

This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all counterparts shall, together, constitute only one Plan.

IN WITNESS WHEREOF, the Company has executed this Plan on the 19th day of April, 2001.


                                                 /s/ Michael C. Kearney
                                                 -------------------------------
                                       Signature Michael C. Kearney

                                       CFO & VP Administration
                                       -----------------------------------------
                                       Title



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